EXHIBIT 10a

AMENDMENT NO. 1
TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 1, dated as of March 28, 2005 (“Amendment No. 1”), to the CREDIT AGREEMENT, dated as of May 28, 2003 is made by and among ROWAN COMPANIES, INC., a Delaware corporation (the “Shipowner”), GOVCO INCORPORATED, a Delaware corporation (the “Primary Lender”), CITIBANK, N.A., a national banking association (the “Alternate Lender”), CITIBANK, N.A., a national banking association, as facility agent for both the Primary Lender and the Alternate Lender (and their respective successors and assigns) with respect to the Floating Rate Note, and its permitted successors and assigns (in such capacity, the “Facility Agent”), and CITICORP NORTH AMERICA, INC., a Delaware corporation, as administrative agent for the Primary Lender and the commercial paper holders of the Primary Lender (and their respective successors and assigns) (in such capacity, together with its permitted successors and assigns, the “Administrative Agent,” and together with the Facility Agent, the “Agents”) (collectively the “Parties”).

WHEREAS, to aid in the construction of the self-elevating mobile offshore drilling unit to be named “TARZAN II” (the “Vessel”), on May 28, 2003, the Parties executed the Credit Agreement, providing for the delivery of no more than $89,658,000 principal amount of notes designated "United States Government Guaranteed Ship Financing Obligations, TARZAN II Series";

WHEREAS, the projected Delivery Date of the Vessel, which was April 1, 2005, has, for a variety of reasons, been postponed to September 2005;

WHEREAS, in connection with the postponement of the projected Delivery Date of the Vessel, the Parties wish to amend the Credit Agreement in order to extend the Final Disbursement Date and Commitment Termination Date thereunder from April 1, 2005 to December 31, 2005;

NOW THEREFORE, in consideration of the mutual rights and obligations set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Section 2.02. Section 2.02 of the Credit Agreement is hereby amended to read as follows:

2.02 Availability. Disbursements under the Credit Facility may be made once a calendar month and up to and including the Final Disbursement Date. “Final Disbursement Date” shall mean the earliest of (x) December 31, 2005, (y) upon the request of the Secretary, the date upon which the Trigger Event (as defined in Section 2.05) shall occur, or (z) the date on which the Available Amount under the Credit Facility is canceled in accordance with Section 9.01 or reduced to zero.

2. Concerning Exhibit 1. (a) The following definition in Exhibit 1 to the Credit Agreement is hereby amended to read as follows:

“Commitment Termination Date” means December 31, 2005, as such date may be extended from time to time pursuant to Section 2.06(a).

(b) Exhibit 1 to the Credit Agreement is further amended by adding the following definition to read as follows:

“Amendment No. 1 to the Credit Agreement” means the Amendment No. 1 to the Credit Agreement dated March 28, 2005, among the Shipowner, the Lenders and Agents.

3. All other capitalized terms used herein have the meanings set forth in Exhibit 1 to the Credit Agreement.

4. Except as so amended, the provisions of the Credit Agreement are hereby confirmed, and shall remain in full force and effect.

5. This Amendment No. 1 to the Credit Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment No. 1 to the Credit Agreement has been duly executed by the Parties as of the day and year first above written.

ROWAN COMPANIES, INC., as the Shipowner	GOVCO INCORPORATED, as the Primary Lender, by Citicorp North America, Inc., its attorney-in-fact.

By: ______________________________	By: _______________________________
(Signature)	(Signature)

Name: E. E. Thiele .	Name: P. A. Botticelli .
(Print)	(Print)

Title: Senior Vice President .	Title: Vice President .
(Print)	(Print)

CITIBANK, N.A., as Facility Agent	CITIBANK, N.A., as the Alternate Lender

By: ______________________________	By: _______________________________
(Signature)	(Signature)

Name: P. A. Botticelli .	Name: P. A. Botticelli .
(Print)	(Print)

Title: Vice President .	Title: Vice President .
(Print)	(Print)

CITICORP NORTH AMERICA, INC., as the Administrative Agent

By: _______________________________
(Signature)

Name: P. A. Botticelli .
(Print)

Title: Vice President .
(Print)

CONSENT:

Pursuant to the Section 11.08 of the Credit Agreement, the Secretary hereby consents to this Amendment No. 1 to the Credit Agreement and confirms the continued Guarantee of the Obligation of the United States of America pursuant to Title XI of the Merchant Marine Act, 1936, as amended.

ATTEST:                   UNITED STATES OF AMERICA,
  SECRETARY OF TRANSPORTATION

BY: ___________________________         MARITIME ADMINISTRATION
  By: __________________________________
        Secretary